UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

Omnibus Amendment. On July 31, 2009, Discover Card Master Trust I entered into the Omnibus Amendment to Certain Series Supplements to the Amended and Restated Pooling and Servicing Agreement, dated as of July 31, 2009, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Amended and Restated Series Supplement for Series 1996-4. On July 31, 2009, Discover Card Master Trust I entered into the Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 1996-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Amended and Restated Series Supplement for Series 2003-3. On July 31, 2009, Discover Card Master Trust I entered into the Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 2003-3 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Amended and Restated Series Supplement for Series 2003-4. On July 31, 2009, Discover Card Master Trust I entered into the Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 2003-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 9.01	Exhibits

Exhibit No.	Description	Page

4.1	Omnibus Amendment to Certain Series Supplements to the Amended and Restated Pooling and Servicing Agreement, dated as of July 31, 2009, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.2	Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 1996-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.3	Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 2003-3 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.4	Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 2003-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor for Discover Card Master Trust I)

Date: August 5, 2009	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

4.1	Omnibus Amendment to Certain Series Supplements to the Amended and Restated Pooling and Servicing Agreement, dated as of July 31, 2009, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.2	Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 1996-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.3	Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 2003-3 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee

4.4	Amended and Restated Series Supplement, dated as of July 31, 2009, for Series 2003-4 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee